Exhibit 99.1

            NMS Communications Announces Financial Results for the Fourth Quarter and Year Ended December 31, 2006


    FRAMINGHAM, Mass.--(BUSINESS WIRE)--Feb. 1, 2007--NMS
Communications (NASDAQ: NMSS), a leading provider of applications and platforms for value-added services, today announced financial results for the fourth quarter and year ended December 31, 2006.

    Total revenues for the fourth quarter of 2006 were $21.7 million, compared to $31.7 million for the corresponding quarter in 2005. GAAP net loss for the fourth quarter was $(8.9) million or $(0.21) per share, compared to GAAP net income of $3.7 million or $0.08 per share for the fourth quarter of 2005. Non-GAAP net loss, which excludes stock-based compensation expense and amortization of acquired intangible assets, was $(7.4) million, or $(0.17) per share, for the fourth quarter of 2006, compared to non-GAAP net income of $3.7 million or $0.08 per share for the fourth quarter of 2005. The non-GAAP net loss for the fourth quarter of 2006 excludes $1.2 million in stock-based compensation expense and $365 thousand in amortization of acquired intangible assets.

    Total revenues for the year ended December 31, 2006 were $99.6 million, compared to $109.5 million for the year ended December 31, 2005. GAAP net loss for the year ended December 31, 2006 was $(15.8) million or $(0.33) per share, compared to GAAP net income of $5.0 million, or $0.10 per share, for the year ended December 31, 2005. Non-GAAP net loss for the year ended December 31, 2006 was $(9.7) million or $(0.20) per share, compared to non GAAP net income of $5.0 million, or $0.10 per share, reported for the year ended December 31, 2005. The non-GAAP net loss for the year ended December 31, 2006 excludes $4.8 million in stock-based compensation expense and $1.2 million in amortization of acquired intangible assets.

    Included in 2006 GAAP and non-GAAP results is a $5.5 million charge, or $(0.11) per share, related to the Company's previously announced workforce reductions and facilities restructuring, $4.2 million of which was incurred in the fourth quarter. There were no such charges in 2005.

    The cash and cash equivalents plus marketable securities balance on December 31, 2006 was $32.3 million compared to $35.9 million on September 30, 2006.

    Business Perspective

    "During the fourth quarter of 2006, we significantly restructured our business and lowered our breakeven point. As a result, we currently expect to be modestly profitable on a non-GAAP basis for the second half of 2007," said Bob Schechter, NMS Communications' Chairman and CEO. "Revenues for the fourth quarter were up modestly from Q3, reflecting somewhat improved Platform Solutions revenue, and we continue to see a strong pipeline for both our Vision media servers and Open Access(TM) products. We will be showing our MG7000, the first commercially available AdvancedTCA media and signaling platform for application developers at the upcoming 3GSM World Congress in Barcelona, and we have a highly competitive roadmap of additions and enhancements to our Vision family which we will deliver throughout 2007."

    "While revenues from our MyCaller(TM) Ringback application were sequentially flat, all of the underlying indicators, such as bookings, subscribers passed, and Ringback penetration, grew positively. During the quarter we added operators in India, Latin America and the Middle East. We also completed our first direct-to-operator deal and have others in the pipeline, augmenting the wins we have secured with our channel partners and maintaining our lead in global operator footprint for ringback solutions. During 2006, MyCaller Ringback subscriber penetration more than tripled, and industry analysts such as the Yankee Group, Ovum and M:Metrics are forecasting continued subscriber adoption and growth of this application around the world.

    "Fourth quarter 2006 revenues from AccessGate(TM), our RAN backhaul optimization offering, were flat with the third quarter," Schechter continued. "Nevertheless we made significant progress with this product in 2006, achieving year-over-year revenue growth from $915K to $3.6M, delivering the next-generation AccessGate 2000, and, early in 2007, entering into an OEM and distribution agreement with a major network equipment provider.

    "We have significantly reduced our G&A expenses and streamlined product development, with the expectation of returning to profitability on a non-GAAP basis in the second half of the year. We have a strong opportunity pipeline among our developer community based on service offerings for converged network and multimedia solutions where our technology capabilities are strongest. Looking forward, you can expect to see us take advantage of our MyCaller footprint by delivering additional applications for new value-added services, developed both internally and by third parties. We will be demonstrating several of these exciting multimedia applications at the upcoming 3GSM World Congress in Barcelona," Schechter concluded.

    Guidance

    The Company currently anticipates being modestly profitable on a non-GAAP basis for the second half of 2007 and for 2007 as a whole. This expectation is based on the impact of cost reductions resulting from restructuring actions taken during the second half of 2006, most of which will be fully realized during Q1 of 2007, and on an anticipated decline in VQS product sales of about $10-12 million. This decline is expected to be partially offset by growth in other product areas, particularly mobile applications. The Company currently expects Q1 2007 revenues to be seasonally weak and down about 10% sequentially, with an improved top line in the subsequent quarters of 2007.

    NMS Conference Call Web Cast

    NMS Communications issues web casts for its conference calls to assure the broad dissemination of information in real time. The Q42006 conference call, which is scheduled for 5:00 p.m. ET today, Thursday, February 1, 2007, will be available live via the Internet by accessing the NMS web site at http://www.nmscommunications.com under the Investor Relations section. Please go to the web site at least fifteen minutes prior to the call to register, download and install any necessary audio software. The webcast is also being distributed using CCBN's Investor Distribution Network to both institutional investors at StreetEvents (www.streetevents.com) and individual investors at www.companyboardroom.com.

    A replay will be available on the website at http://ir.nmscommunications.com/events.cfm. You may also listen to the replay by calling 719-457-0820 and entering the pass code 2004413. The replay will be available from 8:00 p.m. ET, February 1, 2007 through 12:00 midnight, February 8, 2007.

    About NMS Communications

    NMS Communications (NASDAQ:NMSS) is a leading provider of applications, platforms and technologies that make possible the rapid creation and deployment of a broad range of value-added services, from voice mail to IVR to ringback and mobile TV. Visit www.nmscommunications.com for more information.

    Forward-Looking Statements

    Certain statements containing in this press release may be construed as "forward-looking statements" as defined in the Private Securities Litigation Reform Act of 1995, including without limitation, our financial guidance with respect to 2007 quarterly revenues and non-GAAP profitability and our ability to deliver additional applications. The words "anticipate", "expect", "will" and similar expressions, among others, identify forward-looking statements, which speak only as of the date the statement was made. These statements are based on current expectations and assumptions and involve various risks and uncertainties, which could cause the Company's actual results to differ from those expressed in such forward-looking statements. These risks and uncertainties relate to, among other things, the level of communications spending generally, the Company's ability to implement, and the market's acceptance of, the Company's new solutions strategy, quarterly fluctuations in the Company's financial results, the Company's ability to exploit fully the value of its technology and its strategic partnerships and alliances, and the availability of products from the Company's contract manufacturer and product component vendors. Further information regarding these and other factors which could cause the Company's actual results to differ materially from any forward-looking statements contained in this press release is contained in the Company's most recent report on form 10_Q or 10_K and other recent filings with the Securities and Exchange Commission The forward-looking statements contained in this press release represent the Company's views as of February 1, 2007. Investors are cautioned not to place undue reliance on such forward-looking statements and there are no assurances that the matters contained in such statements will be achieved. Although subsequent events may cause the Company's view to change, the Company does not undertake and specifically disclaims any obligation to publicly update or revise these forward-looking statements whether as the result of new information, future events or otherwise. The statements should therefore not be relied on as representing the Company's view as of any date subsequent to February 1, 2007.

    Any reference to our website in this press release is not intended to incorporate the contents thereof into this press release or any other public announcement.

    Use of Non-GAAP Financial Measures

    In addition to reporting its financial results in accordance with generally accepted accounting principles, or GAAP, the Company has also provided in this release non-GAAP net income (loss) and non-GAAP net income (loss) per share figures, which are GAAP financial measures adjusted to exclude certain non-cash expenses. The Company believes that these non-GAAP financial measures are useful to help investors better understand and assess the Company's past financial performance and prospects for the future and facilitates comparisons with the performance of others in our industry. Management uses these non-GAAP financial measures when evaluating the Company's financial results, as well as for internal planning and forecasting purposes. Specifically, in addition to the reasons stated above, the Company has excluded stock-based compensation from its non-GAAP financial measures because the accounting treatment for stock-based compensation has changed with the adoption of SFAS 123R on January 1, 2006. Therefore, management believes that excluding stock-based compensation from its non-GAAP financial measures is useful in order to offer consistent information that is comparable to previous information that the Company has publicly disclosed with respect to prior periods for which stock-based compensation was not expensed in accordance with the accounting rules applicable to such periods. Additionally, the Company has excluded the effects of amortization of acquired intangible assets from its non-GAAP financial measures because, in the period prior to the recent Openera acquisition, it did not incur amortization expense of this nature, and the exclusion of this amount helps investors compare operating expenses with prior periods. The non-GAAP financial measures disclosed by the Company, however, should not be considered a substitute for, or superior to, financial measures calculated in accordance with GAAP, and the expected results calculated in accordance with GAAP and reconciliations to those expected results should be carefully evaluated. The non-GAAP financial measures used by the Company may be calculated differently from, and therefore may not be comparable to, similarly titled measures used by other companies.

    NMS Communications, MyCaller, AccessGate and OpenAccess are trademarks of NMS Communications Corporation. All other brand or product names may be trademarks or registered trademarks of their respective holders.


                          NMS COMMUNICATIONS
                Consolidated Statements of Operations
         (In thousands except per share data and percentages)
                             (Unaudited)

                                  For the Three    For the Year Ended
                                    Months Ended
                                   December 31,       December 31,
                                 ----------------- -------------------

                                  2006     2005      2006      2005
                                 -------- -------- --------- ---------

Revenues                         $21,685  $31,684   $99,606  $109,474

Cost of revenues                   8,703   10,425    36,237    39,420
                                 -------- -------- --------- ---------

Gross profit                      12,982   21,259    63,369    70,054
                                      60%      67%       64%       64%
Operating expenses:
   Selling, general and
    administrative                11,906   11,565    48,977    39,929
   Research and development        6,066    6,788    25,742    26,140
   Restructuring costs             4,161        -     5,469         -
                                 -------- -------- --------- ---------
        Total operating
         expenses                 22,133   18,353    80,188    66,069
                                 -------- -------- --------- ---------

Operating income (loss)           (9,151)   2,906   (16,819)    3,985

Other income, net                    388      603     1,307     1,355
                                 -------- -------- --------- ---------

Income (loss) before income
 taxes                            (8,763)   3,509   (15,512)    5,340

   Income tax expense
    (benefit)                        171     (180)      238       368
                                 -------- -------- --------- ---------

Net income (loss)                $(8,934)  $3,689  $(15,750)   $4,972
                                 ======== ======== ========= =========


  Basic earnings (loss) per
   common share                   $(0.21)   $0.08    $(0.33)    $0.10
                                 ======== ======== ========= =========

  Weighted average basic shares
   outstanding                    43,160   48,217    48,467    47,884
                                 ======== ======== ========= =========

  Fully diluted earnings (loss)
   per common share               $(0.21)   $0.08    $(0.33)    $0.10
                                 ======== ======== ========= =========

  Weighted average fully diluted
   shares outstanding             43,160   48,964    48,467    48,285
                                 ======== ======== ========= =========


                          NMS COMMUNICATIONS

                 Condensed Consolidated Balance Sheet
                            (In thousands)


                                                     December December
                                                        31,      31,
                                                      2006     2005
                                                     -------- --------
                       ASSETS
=====================================================
Current assets:
     Cash and cash equivalents                       $25,176  $51,212
     Marketable securities                             7,082   11,002
     Accounts receivable, net of allowance for
      uncollectable
        accounts of $829 and $794, respectively       13,270   16,895
     Inventories                                       3,649    2,844
     Prepaid expenses and other current assets         3,100    4,092
                                                     -------- --------
         Total current assets                         52,277   86,045

Property and equipment, net of accumulated
 depreciation and amortization of $36,423 and
 $33,912, respectively                                 6,625    6,535
Goodwill                                               5,469        -
Other intangible assets, net                           3,782        -
Other assets                                           1,177      723
                                                     -------- --------
Total assets                                         $69,330  $93,303
                                                     ======== ========

LIABILITIES AND STOCKHOLDERS' EQUITY
=====================================================
Accounts payable                                      $3,849   $4,855
Accrued expenses and other liabilities                10,406   10,394
Deferred revenue                                       4,431    3,959
                                                     -------- --------
Current liabilities                                   18,686   19,208

Stockholders' equity                                  50,644   74,095
                                                     -----------------
Total liabilities and stockholders' equity           $69,330  $93,303
                                                     ========-========


                          NMS COMMUNICATIONS
  Reconciliation of GAAP Statement of Operations to Non-GAAP Results
         (In thousands except per share data and percentages)
                             (Unaudited)



                                     For the Three Months Ended
                                            December 31,
                                                2006
                              ----------------------------------------
                              (a)  GAAP   Adjustments     (b)Non-GAAP
                                 Results   to GAAP           Results
                                            Results
                              ----------- -----------     -----------

Revenues                         $21,685          $-         $21,685

Cost of revenues                   8,703        (362)(c,d)     8,341
                                 -------- -----------        --------

Gross profit                      12,982         362          13,344
                                      60%                         62%
Operating expenses:
Selling, general and
 administrative                   11,906      (1,122)(c,d)    10,784
Research and development           6,066         (75)(c)       5,991
Restructuring costs                4,161           -           4,161
                                 -------- -----------        --------
Total operating expenses          22,133      (1,197)         20,936
                                 -------- -----------        --------

Operating income (loss)           (9,151)      1,559          (7,592)

Other income, net                    388           -             388
                                 -------- -----------        --------

Income (loss) before income
 taxes                            (8,763)      1,559          (7,204)

Income tax expense (benefit)         171           -             171
                                 -------- -----------        --------

Net income (loss)                $(8,934)     $1,559         $(7,375)
                                 ======== ===========        ========


Basic earnings (loss) per
 common share                     $(0.21)                     $(0.17)
                                 ========                    ========

Weighted average basic shares
 outstanding                      43,160                      43,160
                                 ========                    ========

Fully diluted earnings (loss)
 per common share                 $(0.21)                     $(0.17)
                                 ========                    ========

Weighted average fully diluted
 shares outstanding               43,160                      43,160
                                 ========                    ========

                                       For the Three Months Ended
                                              December 31,
                                                  2005
                                   -----------------------------------
                                   (a)  GAAP   Adjustments (b)Non-GAAP
                                      Results   to GAAP       Results
                                                 Results
                                   ----------- ----------- -----------

Revenues                              $31,684          $-     $31,684

Cost of revenues                       10,425           -      10,425
                                      -------- -----------    --------

Gross profit                           21,259           -      21,259
                                           67%                     67%
Operating expenses:
Selling, general and administrative    11,565           -      11,565
Research and development                6,788           -       6,788
Restructuring costs                         -           -           -
                                      -------- -----------    --------
Total operating expenses               18,353           -      18,353
                                      -------- -----------    --------

Operating income (loss)                 2,906           -       2,906

Other income, net                         603           -         603
                                      -------- -----------    --------

Income (loss) before income taxes       3,509           -       3,509
                                      -------- -----------    --------

Income tax expense (benefit)             (180)          -        (180)
                                      -------- -----------    --------

Net income (loss)                      $3,689          $-      $3,689
                                      ======== ===========    ========


Basic earnings (loss) per common
 share                                  $0.08                   $0.08
                                      ========                ========

Weighted average basic shares
 outstanding                           48,217                  48,217
                                      ========                ========

Fully diluted earnings (loss) per
 common share                           $0.08                   $0.08
                                      ========                ========

Weighted average fully diluted
 shares outstanding                    48,964                  48,964
                                      ========                ========



     (a)The Unaudited Consolidated Statement of Operations, prepared in accordance with accounting principles generally accepted in the
        United States of America ("GAAP").
     (b)The Unaudited Consolidated Statement of Operations, presented on a basis other than GAAP, is intended to enhance the reader's understanding of the Company's results from
         operations.
     (c)Stock-based compensation expense
     (d)Amortization of acquired intangible assets


                          NMS COMMUNICATIONS
  Reconciliation of GAAP Statement of Operations to Non-GAAP Results
         (In thousands except per share data and percentages)
                             (Unaudited)



                                        For the Year Ended
                                           December 31,
                                               2006
                             (a)  GAAP    Adjustments     (b)Non-GAAP

                                 Results   to GAAP           Results
                                            Results
                             ------------ -----------     -----------

Revenues                         $99,606          $-         $99,606

Cost of revenues                  36,237      (1,217)(c,d)    35,020
                                --------- -----------        --------

Gross profit                      63,369       1,217          64,586
                                      64%                         65%
Operating expenses:
Selling, general and                                 (c,d)
 administrative                   48,977      (4,492)         44,485
Research and development          25,742        (303)(c)      25,439
Restructuring costs                5,469           -           5,469
                                --------- -----------        --------
Total operating expenses          80,188      (4,795)         75,393
                                --------- -----------        --------

Operating income (loss)          (16,819)      6,012         (10,807)

Other income, net                  1,307           -           1,307
                                --------- -----------        --------

Income (loss) before income
 taxes                           (15,512)      6,012          (9,500)

Income tax expense                   238           -             238
                                --------- -----------        --------

Net income (loss)               $(15,750)     $6,012         $(9,738)
                                ========= ===========        ========


Basic earnings (loss) per
 common share                     $(0.33)                     $(0.20)
                                =========                    ========

Weighted average basic shares
 outstanding                      48,467                      48,467
                                =========                    ========

Fully diluted earnings (loss)
 per common share                 $(0.33)                     $(0.20)
                                =========                    ========

Weighted average fully
 diluted shares outstanding       48,467                      48,467
                                =========                    ========

                                          For the Year Ended
                                             December 31,
                                                 2005
                                 (a)  GAAP    Adjustments (b)Non-GAAP
                                     Results   to GAAP        Results
                                                Results
                                 ------------ ----------- ------------

Revenues                            $109,474          $-     $109,474

Cost of revenues                      39,420           -       39,420
                                    --------- -----------    ---------

Gross profit                          70,054           -       70,054
                                          64%                      64%
Operating expenses:
Selling, general and
 administrative                       39,929           -       39,929
Research and development              26,140           -       26,140
Restructuring costs                        -           -            -
                                    --------- -----------    ---------
Total operating expenses              66,069           -       66,069
                                    --------- -----------    ---------

Operating income (loss)                3,985           -        3,985

Other income, net                      1,355           -        1,355
                                    --------- -----------    ---------

Income (loss) before income taxes      5,340           -        5,340

Income tax expense                       368           -          368
                                    --------- -----------    ---------

Net income (loss)                     $4,972          $-       $4,972
                                    ========= ===========    =========


Basic earnings (loss) per common
 share                                 $0.10                    $0.10
                                    =========                =========

Weighted average basic shares
 outstanding                          47,884                   47,884
                                    =========                =========

Fully diluted earnings (loss) per
 common share                          $0.10                    $0.10
                                    =========                =========

Weighted average fully diluted
 shares outstanding                   48,285                   48,285
                                    =========                =========



        (a)The Unaudited Consolidated Statement of Operations, prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP").
        (b)The Unaudited Consolidated Statement of Operations, presented on a basis other than GAAP, is intended to enhance the reader's understanding of the Company's results from operations.
        (c)Stock-based compensation expense
        (d)Amortization of acquired intangible assets


    CONTACT: For media and industry analysts:
             NMS Communications
             Pam Kukla, 508-271-1611
             Pam_Kukla@nmss.com
             or
             For financial analysts:
             NMS Communications
             Herb Shumway, 508-271-1481
             CFO
             Herb_Shumway@nmss.com